UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On August 17, 2022, the Company’s Board of Directors appointed Bradley Little to serve as the Company’s Chief Financial Officer and principal financial officer, effective August 23, 2022. Mr. Little, 44, joins DIRTT with public and private company financial experience, including in manufacturing and construction companies. Most recently, Mr. Little was the Chief Financial Officer of Black Mountain Sand Holdings, Inc. from 2020-2022, and prior thereto, Mr. Little held various senior financial roles at Cornerstone Building Brands, Inc. from 2013-2020. Mr. Little has also held roles at Technip USA, Inc., Willbros Group, Inc., and PricewaterhouseCoopers LLP. Mr. Little is a Certified Public Accountant and holds a Bachelor in Business Administration degree in Accounting from Texas State University.

Mr. Little does not have any family relationship with any other director or executive officer of the Company, nor has he entered into any transactions since January 1, 2022, or any currently proposed transaction, with a director or executive officer (or immediate family member thereof) of the Company, exceeding $120,000, in which he had or will have a direct or indirect material interest.

The Company and Mr. Little entered into an executive employment agreement (the “Employment Agreement”) dated August 17, 2022 under which Mr. Little is entitled to certain remuneration, benefits and rights on termination, and which subjects Mr. Little to certain ongoing and post-termination obligations and restrictive covenants. The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

Item 7.01	Regulation FD

The Company issued a press release announcing the officer changes on August 18, 2022. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Press release dated August 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: August 23, 2022	By:	/s/ Nandini Somayaji
Nandini Somayaji
Senior Vice President, Talent General Counsel and Corporate Secretary